EXHIBIT 10.6
                                                              Loan No. 734079591
                                                                       Pennbrook

                                MULTIFAMILY NOTE
US $19,300,000.00
                                                              New York, New York
                                                         As of  November 1, 1996

     FOR VALUE RECEIVED, the undersigned promise to pay LEHMAN BROTHERS HOLDINGS INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings Inc., 3 World Financial Center, New York, New York 10285, or order, the principal sum of Nineteen Million Three Hundred Thousand and 00/100 Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of
7.33 percent per annum. Interest only shall be payable at 3 World Financial Center, New York, New York 10285, or such other place as the holder hereof may designate in writing, in consecutive monthly installments of One Hundred Seventeen Thousand Eight Hundred Ninety and 83/100 Dollars (US $117,890.83) on the first day of each month beginning December 1, 1996, until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on November 1, 2003.

     If any installment under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof. The holder hereof may exercise this option to accelerate during any default by the undersigned regardless of any prior forbearance. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder hereof all expenses and costs, including, but not limited to, attorney's fees of 25% of the unpaid balance hereof.

     The undersigned hereby irrevocably authorizes and empowers any attorney or the Prothonotary or Clerk of any court in the Commonwealth of Pennsylvania, or elsewhere, to appear for the undersigned in any action brought against the undersigned on this Note, if not paid when due, with or without declaration filed as of any term, and therein to confess or enter judgment against the undersigned for the entire principal amount outstanding hereunder and accrued interest thereon and for any other sums due pursuant to the terms of this Note, together with expenses and costs of suit and attorney's fees for collection as provided herein. For such purpose, this Note or a copy hereof verified by affidavit shall be a sufficient warrant.

     The authority granted herein to confess judgment shall not be exhausted by any exercise thereof, but shall continue from time to time and at all times until payment in full of all the indebtedness evidenced by this Note. The remedies of the holder hereof as provided herein and warrants contained herein shall be cumulative and concurrent with any other remedies available to the holder hereof any may be pursued singly, successively, or together at the sole discretion of the holder hereof and as often as occasion therefor shall occur. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     The undersigned hereby waives and releases all errors and imperfections in any proceedings instituted by the holder hereof under the terms of this Note and all benefit that might accrue to the undersigned by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under the execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment. The undersigned agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the holder thereof.

     Prepayments shall be applied against the outstanding principal balance of this Note and shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the holder hereof shall agree otherwise in writing. The holder hereof may require that any partial prepayments be made on the date monthly installments are due and be in the amount of that part of one or more monthly installments which would be applicable to principal.

     From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

     The indebtedness evidenced by this Note is secured by a Mortgage or Deed of Trust dated as of the date hereof, and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note shall be governed by the law of the jurisdiction in which the Property subject to the Mortgage or Deed of Trust is located.

     The undersigned shall pay any installment of interest due hereunder within ten (10) calendar days after such installment of interest is due. The undersigned shall pay any other installment due hereunder or due in accordance with the terms of the Mortgage or Deed of Trust securing this Note, within thirty (30) calendar days of the date such installment is due.

     IN WITNESS WHEREOF, Borrower has executed this Note or has caused the same to be executed by its representatives thereunto duly authorized.

BORROWER:                NATIONAL PROPERTY INVESTORS 4
                         a California limited partnership

                         BY:  NPI Equity Investments, Inc.
                              a Florida corporation, its general
                              partner

                         BY:  /s/William H. Jarrard, Jr.
                              Name: William H. Jarrard. Jr.
                              Title: President



LENDER:                  LEHMAN BROTHERS HOLDINGS INC. d/b/a
                         Lehman Capital, A Division of Lehman
                         Brothers Holdings Inc., a Delaware
                         Corporation

                         By:/s/Larry J. Kravetz
                         Name: Larry J. Kravetz
                         Title: Authorized Signatory



                         PAY TO THE ORDER OF FEDERAL HOME LOAN
                         MORTGAGE CORPORATION WITHOUT RECOURSE.
                         This 1st day of November, 1996.

                         LEHMAN BROTHERS HOLDINGS INC. d/b/a
                         Lehman Capital, A Division of Lehman
                         Brothers Holdings Inc., a Delaware
                         Corporation

                         By:/s/Larry J. Kravetz
                         Name: Larry J. Kravetz
                         Title: Authorized Signatory